UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2019

HAMILTON BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35693	46-0543309
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:     (410) 823-4510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07          Submission of Matters to a Vote of Securities Holders

A special meeting of stockholders (the “Meeting”) of Hamilton Bancorp, Inc. (the “Company”) was held on March 20, 2019.  The proposals listed below were submitted to a vote of the stockholders. The proposals are described in greater detail in the proxy statement/prospectus filed with the Securities and Exchange Commission on February 15, 2019. Of the 3,416,039 shares of Company common stock outstanding and entitled to vote on the record date, 2,499,376 shares were present at the Meeting in person or by proxy.  The final results of the votes were as set forth below, and each proposal was approved by the requisite vote.

Proposal 1 – Approval of the Merger of the Company With and Into Orrstown Financial Services, Inc.

The stockholders approved the Agreement and Plan of Merger by and between Orrstown Financial Services, Inc. (“Orrstown”) and the Company dated as of October 23, 2018 (the “Merger Agreement”), pursuant to which the Company will merge with and into Orrstown, whereupon the separate corporate existence of the Company will cease (the “Merger”).  The result of the vote taken was as follows:

For	2,281,241
Against	212,940
Abstain	5,195
Broker non-votes	–

Proposal 2 – Approval of Compensation That Is Based On or Otherwise Relates to the Merger

The stockholders approved, on a non-binding, advisory basis, the compensation that certain executive officers of the Company may receive that is based on or otherwise relates to the Merger, as follows:

For	2,130,550
Against	308,546
Abstain	60,280
Broker non-votes	–

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting.  The adjournment proposal was not submitted to the stockholders of the Company for approval at the Meeting because Company stockholders approved the Merger Agreement, as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: March 20, 2019	By: /s/ Robert A. DeAlmeida
Robert A. DeAlmeida
President and Chief Executive Officer